November 10, 2022

Important notice 2 Unless the context otherwise provides, “we,” “us,” “our,” “Bakkt” and like terms refer (i) prior to October 15, 2021 (the closing date of the business combination), to Bakkt Opco Holdings, LLC (f/k/a Bakkt Holdings, LLC, “Opco”) and its subsidiaries and (ii) after October 15, 2021, to Bakkt Holdings, Inc. and its subsidiaries, including Opco. Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the closing of the Apex Crypto acquisition and the resulting impacts from that acquisition and Bakkt’s guidance, plans, objectives, expectations and intentions with respect to future operations, expected operating results, such as revenue growth and earnings, products, services and the application of Bakkt’s available cash, among others. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of Bakkt’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond Bakkt’s control. Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this press release. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events. The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (i) Bakkt and Apex Fintech Solutions being unable to obtain the necessary regulatory approvals and/or otherwise fail to satisfy all closing conditions related to the Apex Crypto acquisition; (ii) the impact of the ongoing COVID-19 pandemic; (iii) changes in the markets in which Bakkt competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (iv) changes in the markets that Bakkt targets; (v) risk that Bakkt may not be able to execute its growth strategies, including identifying and executing acquisitions; (vi) risks relating to data security; and (vii) risk that Bakkt may not be able to develop and maintain effective internal controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the heading “Risk Factors” in Bakkt’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Basis of Presentation “Predecessor” information represents the results of Bakkt Holdings, LLC prior to the business combination with VPC Impact Acquisition Holdings (VIH), which closed on October 15, 2021. “Successor” information represents the results of Bakkt Holdings, Inc. from the date the business combination closed through the end of the applicable period. “Combined” information represents the combination of Predecessor and Successor for the applicable period. Bakkt has provided the Combined information as management uses such information when evaluating the company’s results for periods that straddle the closing of the business combination. Combined information has not been calculated in accordance with generally accepted accounting principles (“GAAP”). In addition to the Combined information, this presentation includes a discussion of Adjusted EBITDA, which is a financial measure that is not calculated in accordance with GAAP. For more information regarding Adjusted EBITDA, please see slide 27.

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KEY HIGHLIGHTS 4 Our platform is focused on simplified solutions * These products are under development and subject to regulatory approval Institutional-grade, security and compliance-focused technology platform built to embed into partner experiences Crypto rewards* Pay with crypto and crypto payouts* Buy/sell/ hold Loyalty redemption Bakkt Crypto Bakkt Loyalty Custody

Focused execution KEY HIGHLIGHTS 5 Acquisition of Apex Crypto Continued growth in our core businesses • Announced signing of agreement for acquisition of Apex Crypto from Apex Fintech Solutions • Strategically compelling with immediate scale, and financially accretive to our business • Executing with our partners • Accelerated co- marketing initiatives • Expanded content for loyalty redemptions • Activated instant funding

6 Apex Crypto acquisition

Acquiring Apex Crypto is expected to accelerate our strategy APEX CRYPTO ACQUISITION UPDATE 7 Positions Bakkt as an industry leading one-stop- shop across digital assets • Initial payment $55mm cash • Up to an additional $145mm in stock and seller notes upon achieving financial targets • Expected to be accretive to EPS and revenue growth • Bolsters our path to profitability Financially attractive • Immediate scale • Fast-tracks new crypto capabilities to market • Significant expansion of distribution opportunities • Adds talented employees to our team • Accelerates achieving our vision Transformational acquisition Note: Acquisition is subject to regulatory approval. Expected to close in the first half of 2023

APEX CRYPTO ACQUISITION UPDATE

Acquisition enhances our path to profitability

- Expect Apex Crypto to be accretive to revenue growth rate and adjusted EPS in the first full year following deal close
- Targeting operating margin expansion in 2023 of >20%[1]
- Expect free cash flow of ~$80mm through 2025 from the acquisition[2] and associated restructuring initiatives
- Expect cash savings through 2025 of ~$20-$25mm, primarily due to headcount and technology efficiencies

Apex Crypto trading volume


106% CAGR
2022E
2025E

Free cash flow from strategic initiatives


Total cumulative incremental free cash flow of ~$80mm
2023E
2024E
2025E

[1] Assumes full year impact on operating margin
[2] Excluding deal costs

8

Transaction consideration linked to financial performance APEX CRYPTO ACQUISITION UPDATE 9 • Stock and seller notes consideration of up to $145mm contingent on achieving certain financial targets • Contingent earnout targets reflect Apex Crypto gross profit1 increasing YoY by ~175% in 2023 and ~50% in 2024 • We expect to partner to deliver the earnout targets, as achievement of the targets will result in significant incremental revenue to Bakkt • Underachievement of earnout targets would result in reduced proportionate amounts of stock issuance, or no stock issuance for delivery less than 25% of target • Commercial agreement with Apex Fintech Solutions (AFS) aligns interests in driving revenue growth & achieving financial targets 1 Gross profit is calculated as net operating revenue minus crypto access fees, which primarily represent crypto revenue sharing with B2B clients

APEX CRYPTO ACQUISITION UPDATE 10 Apex Crypto accelerates our roadmap and adds new capabilities 30+ Additional Coins Partner configurable access to buy/sell for over 30 coins Deposits and Withdrawals Partner configurable open loop for BTC, BCH and LTC Staking* Ability to stake limited coins NFT Marketplace* NFT order management system and fiat payments Advanced Order Types Proprietary Best Bid Offer system and limit orders Enhanced Liquidity Additional liquidity providers across supported coins Note: All products listed are subject to regulatory approvals and may not be available in all jurisdictions * These products are under development.

APEX CRYPTO ACQUISITION UPDATE 11* These products are under development and subject to regulatory approval Apex Crypto complements our existing platform Apex Crypto’s technology stack & capabilities will enhance our already robust and compliant platform and infrastructure Crypto buy/sell/hold Crypto rewards* Custody Liquidity providers Client verticals Apex Crypto will enhance some of our current capabilities Acquisition provides opportunity to further scale our business Crypto payments Loyalty solutions

Apex Crypto provides an attractive addressable market APEX CRYPTO ACQUISITION UPDATE 12Note: Apex Crypto data as of September 30, 2022 Attractive fintech sector Scalability with AFS Our acquisition of Apex Crypto provides instant access to new clients through AFS’s client network and the broader high growth fintech sector Agile fintech firms with attractive demographic bases and shorter timelines to activation Apex Crypto provides significant scale 30+ signed fintech partners ~5mm crypto-enabled accounts 220+ penetrable AFS client base

Transformational acquisition is expected to provide value to all stakeholders APEX CRYPTO ACQUISITION UPDATE 13 • Instant access to new products and features • Highly competitive pricing through multiple liquidity providers • Instantly broadens product offering • Speed-to-market of new features & capabilities • Single B2B2C platform for crypto and more Partners • Strategically compelling • Accretive to EPS, free cash flow and revenue growth rate1 • Enhances our path to profitability • Strong alignment of our vision, culture and values • Shared passion for delivery and innovation in crypto Consumers Shareholders Employees 1 in the first full year following deal close

14 Other key strategic highlights

Focused execution: Global Payments KEY HIGHLIGHTS 15 Integration work is complete, opening the door for additional use cases Collaborating closely with engineering and go-to-market teams Ongoing engagement to raise awareness, including cooperation on blog and social posts Launched a pilot to NetSpend employees for crypto capabilities1 Working closely with TSYS on go-to-market with Crypto Rewards2 Global Payments Crypto Blog, “Making sense of cryptocurrency: What you need to know” (April 25, 2022) Multi-faceted partnership provides easy access to crypto across the Global Payments platform 1 Broader launch subject to regulatory approvals 2 This product is under development and subject to regulatory approval

• Refreshed brand is more consistent with our vision to connect the digital economy and our B2B2C strategy • Strategic focus on creating experiences that provide crypto access and adoption, and drive more utility with assets to deepen loyalty • Our new, primarily black and white visual identity helps amplify partners branding in their ecosystems • Participated in numerous B2B loyalty, crypto, and technology events and are continuing to expand our presence • Expanding marketing initiatives to build awareness and generate more leads • We’re seeing strong traction with average monthly qualified leads more than doubling since the beginning of the year • Leveraging industry events for gained exposure to banks and credit unions We launched a refresh of our brandExpanding our presence with the B2B community 16 Strengthened our B2B2C sales and marketing initiatives KEY HIGHLIGHTS / SALES AND MARKETING

Financial results

FINANCIAL RESULTS

Summary of 3Q22 condensed results

- **Net revenue of $12.9mm** increased by $3.8mm, or 41%, YoY primarily driven by transaction revenue from the loyalty redemption business
- **Operating expense of $60.0mm** (excluding impairment)
- Non-cash goodwill and intangible assets impairments of $1,547.7mm
- **Total shares outstanding of 264mm**[1]
  - Class A 78.6mm shares
  - Class V 185.4mm shares
  - 20.5mm Class V shares exchanged as of October 31, 2022

	Successor		Predecessor
$mm's (unaudited)	3Q22	2Q22	3Q21
Net revenues	$12.9	$13.6	$9.1
Goodwill and intangible assets impairments	1,547.7	-	-
Operating expenses, excluding impairment	60.0	57.1	39.0
Operating loss	**$(1,594.9)**	**$(43.6)**	**$(29.9)**
Interest income (expense), net	0.6	0.2	(0.1)
Gain from change in FV of warrant liability	0.4	10.3	-
Other income, net	0.7	0.4	1.1
Loss before income taxes	**$(1,593.2)**	**$(32.7)**	**$(28.8)**
Income tax benefit	0.6	5.1	-
Net loss	**$(1,592.5)**	**$(27.6)**	**$(28.8)**
Less: net loss for noncontrolling interest	(1,224.4)	(23.7)	
Net loss attributable to Bakkt Holdings, Inc.	**$(468.1)**	**$(3.9)**	
Weighted average basic shares (mm)	76.6	71.2	
Weighted average diluted shares (mm)	76.6	71.2	
Net loss per basic share	$(6.11)	$(0.05)	
Net loss per diluted share	$(6.11)	$(0.05)	

[1] As of October 31, 2022. Intercontinental Exchange, Inc. ("ICE") owns an aggregate of 66% of shares, consisting of both Class A and Class V

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3Q22 Adjusted EBITDA (non-GAAP) FINANCIAL RESULTS 19 • Adjusted EBITDA loss of $(30.7)mm • Adjusted EBITDA loss increased due to higher operating expenses 1Other comprised of ICE transition services expense and cancellation of common units in the current period and non-recurring bitcoin sale income, net in prior period. Note: Adjusted EBITDA is a non-GAAP financial measure. For more information, please refer to the Notes section in this presentation. Predecessor $mm's (unaudited) 3Q22 2Q22 3Q21 Net loss $(1,592.5) $(27.6) $(28.8) Depreciation and amortization 6.4 6.1 3.3 Interest (income) expense (0.6) (0.2) 0.1 Income tax (benefit) expense (0.6) (5.1) - EBITDA $(1,587.4) $(26.8) $(25.5) Acquisition-related expenses 0.5 0.2 1.8 Share-based and unit-based compensation expense 8.8 7.1 0.6 (Gain) from change in fair value of warrant liability (0.4) (10.3) - Goodwill and intangible assets impairments 1,547.7 - - Other1 0.2 0.3 (1.0) Adjusted EBITDA $(30.7) $(29.6) $(24.1) Successor

3Q22 Net revenue FINANCIAL RESULTS 20 $6.4 $6.8 $6.0 $6.6 $6.3 $2.7 $6.8 $6.5 $7.0 $6.6 $- $2 $4 $6 $8 $10 $12 $14 $16 3Q21 4Q21 1Q22 2Q22 3Q22 Net revenue ($mm) Subscription and service Transaction $12.9 • Net revenue of $12.9mm increased 41% YoY • Transaction revenue of $6.6mm increased 148% YoY primarily due to significant improvement in travel activity in loyalty redemptions • Subscription and service revenue of $6.3mm relatively flat YoY $9.1 $12.5 3Q net revenue  41% YoY Note: All financial data on this slide is unaudited. 4Q21 subscription and service revenue comprised of $1.1mm and $5.8mm for Predecessor and Successor periods, respectively. 4Q21 transaction revenue comprised of $1.1mm and $5.7mm for Predecessor and Successor periods, respectively. $13.7 $13.6

3Q22 Operating expense FINANCIAL RESULTS 21 Total expenses • Operating Expense of $60.0mm (excluding impairment) • Goodwill and intangible assets non-cash impairments of $1,547.7mm Compensation expenses • Compensation expense of $37.8mm up $15.6mm, or 70% YoY, including non-cash compensation increase of $8.2mm YoY • Invested in hiring through 2022, expect to limit future hiring and leverage pending acquisition of Apex Crypto to further our roadmap in 2023 • We are implementing a restructuring plan as we further focus our business in 4Q; will recognize associated restructuring charge $22.2 $33.9 $62.2 $35.1 $34.2 $37.8 $4.4 $0.8 $8.5 $9.4 $9.8 $7.8 $12.3 $18.0 $15.3 $16.5 $13.1 $14.4 3Q21 4Q21 predecessor 4Q21 successor 1Q22 2Q22 3Q22 Expense ($mm) Compensation SG&A Other Impairment Predecessor Successor $57.1 $60.0 Operating expense excl. impairment Impairment charge Bar chart not fit to scale $1,547.7 $39.0 $52.6 Note: All financial data on this slide is unaudited. 4Q21 Predecessor expense comprised of $33.9mm in Compensation, $0.8mm in SG&A and $18.0mm in Other. 4Q21 Successor expense comprised of $62.2mm in Compensation, $8.5mm in SG&A and $15.3mm in Other. $61.0 $86.0 $1,607.8

3Q22 Key performance indicators FINANCIAL RESULTS 22 • 3Q22 transacting accounts across our platform up 21% YoY • Digital asset conversion volume up 73% YoY • Strong YoY growth led by loyalty redemption from increased travel activity • Digital asset conversion volume related to travel has remained weaker in the latter half of this year due to supply constraints and higher prices $105 $182 $182 3Q21 4Q21 1Q22 2Q22 3Q22 Digital asset conversion volume ($mm) 560 678 681 678 3Q21 4Q21 1Q22 2Q22 3Q22 Transacting accounts (000) 1 Represents performance on a Combined basis. See disclaimers for additional information. Please refer to the Notes section in this presentation for definitions. 867 $222 3Q  21% YoY 3Q  73% YoY 1 1 $205

3Q22 Condensed balance sheet FINANCIAL RESULTS 23 • Strong balance sheet with $273.7mm of available cash and other highly liquid assets • Noncash goodwill and intangible assets impairments charge of $1,547.7mm in accordance with GAAP; does not reflect issues with core business fundamentals, which remain strong • Used $42.1mm of cash • Capex spend of $7.8mm • Includes an accelerated one-time $9.2mm cash payment to facilitate migration to a new purchasing card facility • Cash usage expected to decline due to increased revenue in 2023, completion of large-dollar investments in 2022 and benefits from the 4Q restructuring related to further focusing the business $mm's As of 9/30/22 (unaudited) As of 12/31/21 Assets Cash & cash equivalents $159.9 $391.4 Available-for-sale securities 113.9 - Other current assets 185.3 72.2 Total current assets $459.0 $463.5 Goodwill 137.2 1,527.1 Intangible assets, net 214.4 388.5 Other assets 68.0 35.2 Total assets $878.5 $2,414.3 Liabilities and stockholders' equity Current liabilities $184.3 $73.6 Noncurrent liabilities 35.4 46.5 Total liabilities $219.7 $120.1 Total stockholders' equity 185.3 468.4 Noncontrolling interest 473.5 1,825.8 Total equity 658.8 2,294.2 Total liabilities and stockholders' equity $878.5 $2,414.3

Outlook expectations OUTLOOK 24 Preliminary 2023 outlook • Cash usage expected to decline due to increased revenue in 2023, completion of large-dollar investments in 2022 and benefits from the 4Q restructuring related to further focusing the business • Expect operating margin expansion in 2023 due to Apex Crypto acquisition of at least 20%1 • Revenue growth will accelerate from Apex Crypto and expected ramp-up in crypto partner activations • Expect acquisition and restructuring to result in free cash flow of ~$80mm through 20251, 2 1 Assumes full year impact on operating margin 2 Excludes deal costs 2022 guidance • Expect to be at low end of range for revenue due to prolonged disruptions to travel volumes • Cash usage within range excluding one-time accelerated cash payment of $9.2mm • We are implementing a restructuring plan as we further focus our business in 4Q; will recognize associated restructuring charge

We are well-positioned to connect the digital economy CLOSING REMARKS 25 Well-positioned with significant opportunity to scale • Industry leading one-stop- shop across digital assets • Apex Crypto will bolster our crypto product offering and expand client verticals • Client base provides attractive addressable market Key priorities remain consistent, laser focused on execution • Build out and activate partnerships • Invest in products and capabilities • Deepen relationships with existing partners • Execute on expansion opportunities Focused on sustainable long-term growth • Prudent expense management • Investing through the cycle, disciplined capital allocation • Strong balance sheet • Robust risk management

Notes

Adjusted EBITDA 27 Adjusted EBITDA is a non-GAAP financial measure, which we define as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non- recurring items that do not contribute directly to our evaluation of operating results. Adjusted EBITDA provides management with an understanding of earnings before the impact of investing and financing transactions and income taxes, and the effects of aforementioned items that do not reflect the ordinary earnings of our operations. This measure may be useful to an investor in evaluating our performance. Adjusted EBITDA is not a measure of our financial performance under GAAP and should not be considered as an alternative to net income (loss) or other performance measures derived in accordance with GAAP. Our definition of Adjusted EBITDA may not be comparable to similarly tied measures used by other companies. Non-GAAP financial measures like Adjusted EBITDA have limitations, should be considered as supplemental in nature and are not meant as a substitute for the related financial information prepared in accordance with GAAP. These limitations include the following: • share-based and unit-based compensation expense, including changes in the fair value of our participation unit liability, which has been excluded from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations, has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy; • goodwill and intangible asset impairment charges have been excluded from Adjusted EBITDA given their non-recurring nature and non-cash impact; • changes in the fair value of our warrant liability, which in any specific period may not directly correlate to the underlying performance of our business operations, and do not necessarily reflect future cash outlays as the liability is measured at each reporting date; • the intangible assets being amortized, and property and equipment being depreciated, may have to be replaced in the future, and the non-GAAP financial measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditures or other capital commitments; and • non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs. Because of these limitations, Adjusted EBITDA should be considered alongside other financial performance measures, including net loss and our other financial results presented in accordance with GAAP. NOTES

Definitions NOTES 28 Financial Combined: Represents the combination of Predecessor and Successor for the applicable period. This is a non-GAAP figure Predecessor: Represents the results of Bakkt Holdings, LLC prior to 10/15/21 Successor: Represents the results of Bakkt Holdings, Inc. from 10/15/21 onward Operational Digital asset conversion volume: Dollar value of transaction volume across loyalty redemption, crypto buy/sell and gift card purchases Transacting accounts: Unique accounts that perform transactions on the Bakkt platform each month

Balance sheet NOTES 29 0 As of 9/30/22 As of 12/31/21 $mm's (unaudited) Assets Current assets Cash and cash equivalents $159.9 $391.4 Restricted cash 16.5 16.5 Customer funds 0.6 0.6 Available-for-sale securities 113.9 - Accounts receivable, net 22.1 18.1 Prepaid insurance 20.6 32.2 Safeguarding asset for cryptoassets 119.4 - Other current assets 6.1 4.8 Total current assets 459.0 463.5 Property, equipment and software, net 29.4 6.1 Goodwill 137.2 1,527.1 Intangible assets, net 214.4 388.5 Deposits with clearinghouse, noncurrent 15.2 15.2 Other assets 23.4 13.9 Total assets $878.5 $2,414.3 Liabilities and stockholders' equity Current liabilities Accounts payable and accrued liabilities $56.2 $64.1 Customer funds payable 0.6 0.6 Deferred revenue, current 3.8 4.6 Due to related party 0.9 0.6 Safeguarding obligations for cryptoassets 119.4 - Other current liabilities 3.4 3.7 Total current liabilities 184.3 73.6 Deferred revenue, noncurrent 3.6 4.8 Warrant liability 4.3 17.4 Deferred tax liabilities, net 2.7 11.6 Other noncurrent liabilities 24.8 12.7 Total liabilities 219.7 120.1 Stockholders' equity Class A common stock ($0.0001 par value, 750,000,000 shares authorized, 77,682,402 shares issued and outstanding as of 9/30/22 and 57,164,388 shares outstanding as of 12/31/21) - - Class V common stock ($0.0001 par value, 250,000,000 shares authorized, 186,352,843 shares issued and outstanding as of 9/30/22 and 206,271,792 shares outstanding as of 12/31/21) - - Additional paid-in capital 763.2 566.8 Accumulated other comprehensive loss (0.4) (0.1) Accumulated deficit (577.5) (98.3) Total stockholders' equity 185.3 468.4 Noncontrolling interest 473.5 1,825.8 Total equity 658.8 2,294.2 Total liabilities and stockholders' equity $878.5 $2,414.3 Successor

Statement of operations (unaudited) NOTES 30 Successor Predecessor $mm's 3Q22 2Q22 3Q21 Revenues: Net revenues (includes related party net revenues of $6 and $40, respectively, and affiliate net revenues of $(111) and $(154), respectively) $12.9 $13.6 $9.1 Operating expenses: Compensation and benefits 37.8 34.2 22.2 Professional services 2.7 1.9 3.3 Technology and communcation 4.1 4.2 3.1 Selling, general and administrative 7.8 9.8 4.4 Acquisition-related expenses 0.5 0.2 1.8 Depreciation and amortization 6.4 6.1 3.3 Related party expenses (affiliate in Predecessor period) 0.3 0.3 0.5 Goodwill and intangible assets impairments 1,547.7 - - Other operating expenses 0.5 0.5 0.3 Total operating expenses 1,607.8 57.1 39.0 Operating loss (1,594.9) (43.6) (29.9) Interest income (expense), net 0.6 0.2 (0.1) Gain from change in fair value of warrant liability 0.4 10.3 - Other income, net 0.7 0.4 1.1 Loss before income taxes (1,593.2) (32.7) (28.8) Income tax benefit (expense) 0.6 5.1 - Net loss (1,592.5) (27.6) $(28.8) Less: net loss attributable to noncontrolling interest (1,124.4) (23.7) Net loss attributable to Bakkt Holdings, Inc. $(468.1) $(3.9) Net loss per share attributable to Class A common stockholders Basic $(6.11) $(0.05) Diluted $(6.11) $(0.05)

Adjusted EBITDA reconciliation – Non-GAAP (unaudited) NOTES 31 1Other comprised of ICE transition services expense and cancellation of common units in the current period and non-recurring bitcoin sale income, net in prior period. Note: Adjusted EBITDA is a non-GAAP financial measure. For more information, please refer to the Notes section in this presentation. Predecessor $mm's 3Q22 2Q22 3Q21 Net loss $(1,592.5) $(27.6) $(28.8) Depreciation and amortization 6.4 6.1 3.3 Interest (income) expense, net (0.6) (0.2) 0.1 Income tax (benefit) expense (0.6) (5.1) - EBITDA $(1,587.4) $(26.8) $(25.5) Acquisition-related expenses 0.5 0.2 1.8 Share-based and unit-based compensation expense 8.8 7.1 0.6 (Gain) from change in fair value of warrant liability (0.4) (10.3) - Impairment of assets 1,547.7 - - Other1 0.2 0.3 (1.0) Adjusted EBITDA $(30.7) $(29.6) $(24.1) Successor